UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K
____________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 2, 2020
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Virgin Galactic Holdings, Inc.
(Exact name of registrant as specified in its charter)
 ____________________________

Delaware	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

166 North Roadrunner Parkway, Suite 1C Las Cruces, New Mexico	88011
(Address of principal executive offices)	(Zip Code)
(575) 424-2100
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
 ____________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 2, 2020, Virgin Galactic Holdings, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). A total of 186,655,308 shares of the Company’s common stock were present in person or represented by proxy at the Annual Meeting, representing approximately 89.04% of the Company’s common stock entitled to vote as of the April 8, 2020 record date. Following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 20, 2020.

Item 1 – Election of directors to hold office until the Company’s annual meeting of stockholders to be held in 2021 and until their respective successors have been duly elected and qualified, or until their earlier death, resignation or removal.

NAME	FOR	WITHHELD	BROKER NON-VOTES
George Whitesides	149,271,799	212,266	37,171,243
Chamath Palihapitiya	149,144,931	339,134	37,171,243
Wanda Austin	149,255,483	228,582	37,171,243
Adam Bain	147,118,866	2,365,199	37,171,243
Craig Kreeger	149,259,385	224,680	37,171,243
Evan Lovell	149,181,736	302,329	37,171,243
George Mattson	149,241,006	243,059	37,171,243
James Ryans	149,242,641	241,424	37,171,243

Item 2 – Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
185,308,386	742,182	604,740	0

Item 3 – Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAINED	BROKER NON-VOTES
148,213,701	880,895	389,469	37,171,243

Item 4 – Approval, on an advisory (non-binding) basis, of the frequency of future advisory votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAINED	BROKER NON-VOTES
148,733,885	295,049	240,557	214,574	37,171,243

Based on the foregoing votes, the director nominees named in Item 1 were elected, Items 2 and 3 were approved and the Company’s stockholders recommended that future stockholder advisory votes on the compensation of the Company’s named executive officers be held every year. Based on the foregoing voting results, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined that the Company will hold future non-binding, advisory votes of stockholders to approve the compensation of the named executive officers on an annual basis until the next non-binding stockholder vote on the frequency of stockholder votes on executive compensation or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the Company and its stockholders.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: June 5, 2020	By:	/s/ George Whitesides
	Name:	George Whitesides
	Title:	Chief Executive Officer and President